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                            SECTION 906 CERTIFICATION

     We, Agustin J. Fleites, President, and Donald A. Gignac, Treasurer, of the streetTRACKS Series Trust (the "registrant"), certify that:

     1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:    /s/ Agustin J. Fleites
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       Agustin J. Fleites
       President

Date:       March 4, 2004
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By:    /s/ Donald A. Gignac
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       Donald A. Gignac
       Treasurer

Date:  March 4, 2004
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